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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 2-95091, 33-5913, 33-6835, 33-53381, 33-27372,
and 333-55588) of Analogic Corporation of our report dated September 21, 2000, except as to Section A of Note 5 as to which the date is March 15, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K/A.


PricewaterhouseCoopers LLP

Boston, Massachusetts

June 4, 2001